UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Market Vectors ETF Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Please Help Us Today

January 19, 2016

Dear Valued Shareholder:

We still need your help. Today the special meeting of shareholders of your fund, Yorkville High Income MLP ETF (ticker symbol: YMLP) a series of the Exchange Traded Concepts Trust, was adjourned until February 2nd to provide more time for shareholders to cast their important proxy vote. Our records indicate that at the time of this mailing, your voting instructions have not yet been recorded.

It is critical to the business of the Fund that proxy votes be cast. Without sufficient vote representation, further delays and cost will be incurred. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” the proposal listed in the proxy statement and on the enclosed copy of your proxy card.

Please help us proceed with the business of the Fund. We greatly need your proxy vote today.

Sincerely,

J. Garrett Stevens

Chief Executive Officer

PS – More information regarding this special meeting and the proposals can be found in the proxy statement. If you would like another copy of the proxy statement or have proxy-related questions, please call 1-866-296-8019 for assistance. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Here are three convenient methods for voting your proxy:

1.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

2.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided. If convenient for you, please utilize one of the first two options above to insure that your response is received in time for the adjourned special meeting on February 2nd.

Exchange Traded Concepts Trust ● 2545 South Kelly Avenue, Suite C, Edmond, Oklahoma 73013

OBO

Please Help Us Today

January 19, 2016

Dear Valued Shareholder:

We still need your help. Today the special meeting of shareholders of your fund, Yorkville High Income Infrastructure MLP ETF (ticker symbol: YMLI) a series of the Exchange Traded Concepts Trust, was adjourned until February 2nd to provide more time for shareholders to cast their important proxy vote. Our records indicate that at the time of this mailing, your voting instructions have not yet been recorded.

It is critical to the business of the Fund that proxy votes be cast. Without sufficient vote representation, further delays and cost will be incurred. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” the proposal listed in the proxy statement and on the enclosed copy of your proxy card.

Please help us proceed with the business of the Fund. We greatly need your proxy vote today.

Sincerely,

J. Garrett Stevens

Chief Executive Officer

PS – More information regarding this special meeting and the proposals can be found in the proxy statement. If you would like another copy of the proxy statement or have proxy-related questions, please call 1-866-296-8019 for assistance. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Here are three convenient methods for voting your proxy:

1.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

2.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided. If convenient for you, please utilize one of the first two options above to insure that your response is received in time for the adjourned special meeting on February 2nd.

Exchange Traded Concepts Trust ● 2545 South Kelly Avenue, Suite C, Edmond, Oklahoma 73013

OBO

Shareholder Services

Shareholder Name
Address 1
Address 2
Address 3

IMPORTANT NOTICE

January 19, 2016

Re: YORKVILLE HIGH INCOME MLP ETF

Dear Shareholder,

We have been trying to contact you regarding an important matter pertaining to your investment in Yorkville High Income MLP ETF. This matter relates to important operating initiatives for the Funds and we greatly need your response.

Please call us today regarding this matter. The call will only take a few moments of your time, and you will not be asked to provide any confidential information. The number is 1-866-296-8019 and representatives are available between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday. When you call, please have available the reference number listed below.

Sincerely,

Frederick M. Bonnell

Managing Director, Shareholder Services

*International callers may reach us at 1-201-806-7301

REFERENCE NUMBER: XXXXXXXXXXX

AST FUND SOLUTIONS 55 Challenger Road, 2nd Floor Ridgefield Park, NJ 07660 ● 1-800-217-0538	Global Resources Local Service Customized Solutions

Shareholder Services

Shareholder Name
Address 1
Address 2
Address 3

IMPORTANT NOTICE

January 19, 2016

Re: YORKVILLE HIGH INCOME INFRASTRUCTURE MLP ETF

Dear Shareholder,

We have been trying to contact you regarding an important matter pertaining to your investment in Yorkville High Income Infrastructure MLP ETF. This matter relates to important operating initiatives for the Funds and we greatly need your response.

Please call us today regarding this matter. The call will only take a few moments of your time, and you will not be asked to provide any confidential information. The number is 1-866-296-8019 and representatives are available between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday. When you call, please have available the reference number listed below.

Sincerely,

Frederick M. Bonnell

Managing Director, Shareholder Services

*International callers may reach us at 1-201-806-7301

REFERENCE NUMBER: XXXXXXXXXXX

AST FUND SOLUTIONS 55 Challenger Road, 2nd Floor Ridgefield Park, NJ 07660 ● 1-800-217-0538	Global Resources Local Service Customized Solutions